                                                                  Exhibit 10(c)

                           __________________________

                           RENAISSANCE PARTNERS, L.C.
                           __________________________

    Florida (Head Office)                North Carolina (Charlotte)                 Ohio (Columbus)
35000 Gateway Drive, Suite 101          3318 Providence Plantation Ln.             382 Bryn Du Drive
 Pompano Beach, Florida 33069          Charlotte, North Carolina 28270         Granville, Ohio 43023-1511
      (954) 971-3555                          (704) 844-0600                         (740) 587-2833
    (954) 971-1922 Fax                     (704)84345-1176 Fax                     (740) 587-7666 Fax
__________________________________________________________________________________________________________

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August 24, 2002

Mr. Bryon "Bud" Bergren
Chairman and CEO
The Elder-Beerman Stores Corp.                    AGREEMENT - ADDENDUM B
3155 El Bee Road                            CHIEF MERCHANDISING OFFICER SERVICES
Dayton, OH 45439


Re:  Consulting Agreement by and between The Elder-Beerman Stores Corp.
     (the "Company") and Renaissance Partners, L.C. ("Renpar") for
     Chief Merchandising Officer Services


Dear Bud:

THIS CONSULTING AGREEMENT - ADDENDUM B REFLECTS YOUR DESIRE, AND THE PARTIES
HEREBY AGREE, THAT THE COMPANY SHALL UTILIZE THE SERVICES OF RENAISSANCE SENIOR
MERCHANT PRINCIPAL, JOHN LUPO, AS YOUR CHIEF MERCHANDISING OFFICER FOR AN
EXTENDED MONTH-TO-MONTH TERM FROM SEPTEMBER 1, 2002 UNTIL SUCH DATE, WHICH
SHALL ONLY BE THE END OF A CALENDAR MONTH, THAT YOU SHALL DETERMINE BY
PROVIDING THIRTY (30) DAYS ADVANCE WRITTEN NOTICE TO RENPAR OF SUCH TERMINATION
DATE. RENAISSANCE AND MR. LUPO SHALL BEGIN THIS EXTENDED ENGAGEMENT ON
SEPTEMBER 1, 2002, UPON RECEIPT OF A SIGNED COPY OF THIS AGREEMENT ADDENDUM B
VIA FACSIMILE, AND THE RE-PAYMENT OF A $41,000 RETAINER, WITH AN EXECUTED
ORIGINAL TO BE MAILED TO OUR FLORIDA OFFICE AT THE ABOVE ADDRESS. THE ORIGINAL
RETAINER HAS BEEN APPLIED AS PAYMENT OF OUR INVOICE FOR SERVICES FOR THE AUGUST
2002 PERIOD.

THE PARTIES FURTHER AGREE THAT THE SUCCESS FEES, AS IS DEFINED IN THE AGREEMENT
AND ADDENDUM A THERETO, SHALL APPLY ONLY IF A DEFINED CAPITAL EVENT SHALL OCCUR
ON OR BEFORE AUGUST 31, 2003.

All other terms of the Agreement for Chief Merchandising Officer Services dated
August 21, 2002 shall remain per that Agreement, including the aforementioned
Retainer and Consulting Fees, reiterated below:

     1. Retainer - $41,000 retainer in favor of Renpar shall be required during the term of this Agreement. The commencement date of this extended
         Agreement shall be September 1, 2002. Invoices outstanding at termination of this Agreement shall be set-off against the retainer and the balance due to the Company, if any, shall be paid to the Company within thirty (30) days from the later of termination date or final settlement date.

     2. Consulting Fees - our standard fees are commensurate with other professionals in our industry. Our fee schedule, plus normal out of pocket expenses is:

               a.  Managing Partner/Partner:         US$3,200 per day
               b.  Principals:                       US$2,800 per day
               c.  Research Analysts:                US$  600 per day
               d.  Outside Advisors:                 billed at actual rate
                                                     to Renaissance (no markup)

         THIS ENGAGEMENT WILL BE BILLED ON A FIXED RATE BASIS OF $41,000/MONTH,
         TO BE BILLED ON THE 1st OF EACH MONTH AND PAYABLE TO RENAISSANCE ON OR
         BEFORE THE 15th DAY OF EACH MONTH.

2



Please execute this Addendum B and return to me by facsimile with original document to be mailed to our Florida office.

Bud, we look forward to working with you and your team to help execute the Company's plans and realize improved financial performance.

Sincerely yours,

/s/ Thomas H. Hicks

Thomas H. Hicks
Managing Partner

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
Cc: Traci Rollins, Esq. @ Steel Hector Davis, LLP         (thr@steelhector.com)
    John S. Lupo, Renaissance Partners                    jslupo@aol.com
    Steven Lipton, Elder Beerman                          steven.lipton@elderbeerman.com


AGREED AND ACCEPTED:


By:  /s/ Byron Bergren                          By:  /s/ Thomas H. Hicks
   -------------------------------------             ---------------------------------
   Byron "Bud" Bergren, Chairman and CEO             Thomas H. Hicks, Managing Partner
   The Elder Beerman Stores Corp.                    Renaissance Partners, L.C.

Date:   8/26/02                                  Date:   8/26/02
      ----------------------------------               -------------------------------
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